MARATHON VALUE PORTFOLIO

a Series of Northern Lights Fund Trust III
(the “Trust”)

Supplement dated July 6, 2016 to the Prospectus

dated March 1, 2016

All references to Spectrum Advisory Services, Inc. in the Marathon Value Portfolio’s (the “Fund”) Prospectus as the adviser to the Fund are deleted and replaced with references to Gratus Capital, LLC. In addition, certain sections of the Prospectus are revised as follows:

The following information replaces similar information under the section entitled “Investment Adviser Portfolio Manager” on page 7 of the Prospectus:

Investment Adviser Portfolio Manager

Marc S. Heilweil has served as the portfolio manager primarily responsible for the day-to-day management of the Fund since March 28, 2000.

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The following information replaces similar information under the section entitled “Management” on pages 13-14 of the Prospectus:

Investment Adviser

Gratus Capital, LLC (“Gratus” or the “Adviser”), 3350 Riverwood Parkway, Suite 1550, Atlanta, GA 30339, serves as investment adviser to the Fund. Gratus is a registered investment adviser that provides research, market analysis and financial planning services to its clients. Gratus has an investment committee consisting of seven members with over 100 years of combined experience. As of June 30, 2016, Gratus had approximately $1.15 billion in assets under management.

The Adviser provides investment advisory services and pays most of the Fund’s expenses (with certain exceptions noted below) in return for a “universal fee.” For its services to the Fund, the Adviser is entitled to receive an annual fee equal to 1.10% of the Fund’s average daily net assets. The Fund, not the Adviser, pays the following expenses: brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or nonrecurring expenses, such as litigation, and any 12b-1 fees. During the fiscal year ended October 31, 2015, the Fund incurred advisory fees in total of 1.10% of its average net assets, paid to its previous adviser, Spectrum Advisory Services, Inc. (“Spectrum”).

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is included in the Fund’s semi-annual report dated April 30, 2016.

Investment Adviser Portfolio Manager

Marc S. Heilweil has been primarily responsible for the day-to-day management of the Fund since March 28, 2000. Mr. Heilweil has been a portfolio manager of the Adviser since 2016 and served as President and owner of Spectrum Advisory Services, Inc., the Fund’s former investment adviser, from 1991 to 2016. His principal occupation since 1977 has been that of an investment counselor.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares of the Fund.

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This Supplement should be read in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated March 1, 2016. These documents contain information that you should know about the Fund before investing and should be retained for future reference. The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and can be obtained upon request and without charge by calling the Fund toll free at 1-800-788-6086.